PRELIMINARY COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT  |X|               | | CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION  ONLY (AS PERMITTED
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|X|   PRELIMINARY PROXY STATEMENT
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                             WINFIELD CAPITAL CORP.
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      --------------------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)



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1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ___________________________________________________________________________

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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)   Date Filed:________________________________________________________________

                                PRELIMINARY COPY

                             WINFIELD CAPITAL CORP.
                              237 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10605

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER __, 2000

To the Shareholders of Winfield Capital Corp.:

     The Annual Meeting of shareholders (the "Annual Meeting") of Winfield Capital Corp., a New York corporation (the "Company"), will be held at 9:00 a.m. Eastern Time, September __, 2000, at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the following purposes:

     1. To elect seven members to the Board of Directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and have qualified;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending March 31, 2001;

     3. To approve an Amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock to 30,000,000 shares;

     4. To consider and vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on August __, 2000 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Annual Meeting in person. Whether or not you plan to attend the meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to the meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Annual Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the meeting and voting in person. If you are unable to attend, your signed proxy will assure that your vote is counted.


                                            By Order of the Board of Directors
July __, 2000

                                            R. SCOT PERLIN, SECRETARY

                                PRELIMINARY COPY

                             WINFIELD CAPITAL CORP.
                              237 MAMARONECK AVENUE
                             WHITE PLAINS, NEW YORK

                                  -------------

                           PRELIMINARY PROXY STATEMENT

                                  -------------

                         ANNUAL MEETING OF SHAREHOLDERS


     This Proxy Statement is being furnished to the holders of record as of August __, 2000 of the common stock, $.01 par value ("Common Stock") of Winfield Capital Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Shareholders of the Company. The Annual Meeting will be held on September __, 2000 at 9:00 a.m. Eastern Time at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Officers and other employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses, which are not expected to exceed $5,000, will be paid by the Company.

     All proxies that are properly executed and received prior to the Annual Meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted FOR the election of the seven nominees to the Board named in this Proxy Statement, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending March 31, 2001 and FOR an Amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock to 30,000,000 shares; and on such other business as may properly come before the meeting. Any proxy may be revoked by a shareholder at any time before it is actually voted at the meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the meeting and voting in person.

     This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about August __, 2000. The Company will bear the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and form of proxy for the meeting.


                                VOTING SECURITIES

     All voting rights are vested exclusively in the holders of the Company's Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on August __, 2000 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment. At the close of business on July __, 2000, there were 5,346,084 shares of Common Stock issued and outstanding. A majority of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose.

     The election of directors requires the affirmative vote of the holders of a plurality of the shares present and represented at the meeting. The proposals to ratify the appointment of PricewaterhouseCoopers, LLP as the Company's independent accountants for the fiscal year ending March 31, 2001 and to approve an Amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock both require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock in person or represented by proxy at the Annual Meeting.

     A shareholder who abstains from voting or withholds his or her vote will be counted as present for determining whether the quorum requirement is satisfied. If a shareholder returns a signed proxy but fails to indicate a vote for or against any proposal, for purposes of determining the outcome of the vote on any such proposal, such shareholder will be deemed to have voted FOR the proposal. Broker "non-votes" are shares held by brokers or nominees which are present in person or represented by proxy but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Broker "non-votes" are counted as present and entitled to vote for the purpose of determining the existence or absence of a quorum but are not counted as votes cast with respect to any such matter.

                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     As of July __, 2000, there were 5,346,084 shares of Common Stock outstanding. The Company has no other class of voting securities outstanding.

     The following table sets forth information, as of July __, 2000, as to the ownership of Common Stock by (a) each person known by the Company to own, beneficially or of record, 5% or more of the outstanding Common Stock (a person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership, as determined in accordance with Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days), (b) each of the Company's officers and directors, and
(c) all officers and directors of the Company as a group:



                                                             PERCENTAGE OF
NAME OF CERTAIN BENEFICIAL       NUMBER OF SHARES            COMMON STOCK
OWNERS (1)                       BENEFICIALLY OWNED          BENEFICIALLY OWNED
--------------------------       ------------------          ------------------
Paul A. Perlin (2)                      872,819                    15.2%
David Greenberg (3)                     551,333                     9.8%
R. Scot Perlin (4)                      223,714                     4.1%
Joel I. Barad (5)                        82,857                     1.5%
Barry J. Gordon (5)                      45,357                     0.8%
Allen L. Weingarten (5)                  86,357                     1.6%
Bruce A. Kaufman (6)                     13,000                     0.2%
All Directors and Officers
  as a Group (7 persons)              1,875,437 (7)                30.5%

---------------------

(1) The business address for the above listed beneficial owners of the Company is c/o Winfield Capital Corp., 237 Mamaroneck Avenue, White Plains, New York 10605.

(2) Includes 414,286 shares issuable upon the exercise of stock options granted to Mr. Paul A. Perlin. See "ELECTION OF DIRECTORS - Stock Options".

(3) Includes 259,910 shares issuable upon the exercise of stock options granted to Mr. Greenberg. See "ELECTION OF DIRECTORS - Stock Options".

(4) Includes 55,910 shares issuable upon the exercise of stock options granted to Mr. R. Scot Perlin. See "ELECTION OF DIRECTORS - Stock Options".

(5) Includes 21,000 shares that, subject to approval by the U.S. Securities and Exchange Commission (the "Commission"), are issuable upon the exercise of stock options granted to Messrs. Barad, Gordon and Weingarten. See "ELECTION OF DIRECTORS - Stock Options".

(6) Includes 6,000 shares that, subject to approval by the Commission, are issuable upon the exercise of stock options granted to Mr. Kaufman. See "ELECTION OF DIRECTORS - Stock Options".

(7) Includes all shares owned by officers and directors of the Company, including shares that, subject to approval by the Commission, are issuable upon the exercise of outstanding stock options. See "ELECTION OF DIRECTORS
     - Stock Options".

     The number of stock options that may be granted by the Company under its stock option plan is restricted under the Investment Company Act of 1940, as amended (the "1940 Act") to 25% of the outstanding number of shares of the Common Stock less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock. No such other warrant, option or right is outstanding at the date of this Proxy Statement.

     There are no material proceedings pending to which any director or executive officer is a party adverse to the Company or has a material interest adverse to the Company.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors consists of seven members. There is no provision for cumulative voting in the election of directors. Directors will be elected by a plurality vote of the shares represented at the Annual Meeting. The following table lists the names, ages, and the positions held with the Company. All of the persons listed have been nominated to be directors. All of the nominees are incumbent directors who have been approved as directors of the Company by the Small Business Administration ("SBA"), as required.


NAME                          AGE        POSITION
----                          ---        --------
Paul A. Perlin (1)            48         Chairman, Chief Executive Officer &
                                           Director
David Greenberg (1)           41         Managing Director & Director
R. Scot Perlin (1)            52         Chief Financial Officer, Secretary &
                                           Director
Joel I. Barad                 48         Director
Barry J. Gordon               55         Director
Allen L. Weingarten           46         Director
Bruce A. Kaufman              40         Director

----------------

(1) The 1940 Act requires that a majority of the directors of a Business Development Company, which the Company has elected to be, may not be "interested persons," as defined in the 1940 Act. Each of the directors named in the table above to which this note (1) pertains is an "interested person".

     The directors to be elected at the Annual Meeting will serve until the next annual meeting of shareholders and thereafter until their respective successors are duly elected and qualified.

     The following sets forth biographical information as to the business experience of each nominee for director of the Company for at least the past five years.

     Paul A. Perlin became the Chief Executive Officer, Chairman and a director of the Company on May 2, 1995. He was Secretary of Pet Products Inc., a manufacturer and distributor of dog chews ("Pet Products"), from November 1991 to February 1995, and a member of its Board of Directors from March 1992 to February 1995, when it was acquired by The Hartz Mountain Corporation ("Hartz"). From 1986 to 1990, Mr. Perlin was a Vice President of Chase Manhattan Capital Corporation (an SBIC), Chase Manhattan Investment Holdings, Inc. and The Chase Manhattan Bank, N.A., and a Director of Chase Manhattan Capital Markets Corporation. Prior to joining Chase, Mr. Perlin was Director of Corporate Finance at Neuberger & Berman, a New York Stock Exchange member firm. Paul A. Perlin and R. Scot Perlin are brothers.

     David Greenberg became a director of the Company on May 2, 1995, served as its Chief Operating Officer from November 1, 1995 to October 31, 1998 and since November 1, 1998 has been a Managing Director of the Company. He was a co-founder, President, Chief Financial Officer and a director of Pet Products from its inception in 1981 to February 1995, when it was acquired by Hartz.

     R. Scot Perlin became a director of the Company on May 2, 1995, its Chief Financial Officer on October 3, 1996 and its Secretary on September 24, 1998. He is currently an Adjunct Professor at both Columbia University's and New York University's Executive MBA Programs and at Fordham University's Graduate School of Business Administration. From April 1994 to May 1995, he was Executive Vice President and Chief Financial Officer of Meridien Corporation, a multinational financial institution. From 1987 to 1989, Mr. Perlin was a Senior Vice President for Yamaichi International (America), Inc., a securities firm. From 1978 to 1987 he was with American International Group ("AIG"), an insurance company, where he held several senior management positions, including Senior Vice President and Chief Investment Officer for American International Underwriters and Treasurer of AIG Capital Corp., both subsidiaries of AIG, and Assistant Treasurer of AIG. Paul A. Perlin and R. Scot Perlin are brothers.

     Joel I. Barad became a director of the Company on October 24, 1995. Since March 1999, Mr. Barad has been Chief Operating Officer at the Peterson Group, a corporate and brand identity and design firm which is a subsidiary of True North Communications, Inc. He was a Vice President at Curran Partners, Inc., a retained executive search firm from September 1997 to March 1999. From August 1995 to August 1997, he ran his own management consulting practice. He was an Executive Vice President of Pet Products from 1993 to July 1995. From 1988 to 1993, he was Vice President, Marketing, Seagram Asia Pacific and Global Duty Free, a distributor of alcoholic beverages. From 1976 to 1988, he was an account executive and later a Vice President of Ogilvy & Mather, an advertising agency.

     Barry J. Gordon became a director of the Company on October 24, 1995. He has been the President since 1980, and the Chairman of the Board of Directors since 1987, of American Fund Advisors, Inc., a money management firm. Since 1990, he has been the President, and from 1990 to 1993, he was a director, of John Hancock Technology Series, Inc., an investment company. From 1985 to 1992, he was the Chairman, the President and a director of National Value Fund, Inc., an investment company. From 1981 to 1990, he was a director, and from 1983 to 1990, he was the President, of National Aviation & Technology Corp. and National Telecommunications and Technology Fund, both investment companies and predecessors of John Hancock Technology Series, Inc.

     Allen L. Weingarten became a director of the Company on October 24, 1995. He has been a partner in the New York office of the law firm of Morrison & Foerster LLP since February 1998. Previously, Mr. Weingarten was special counsel to the New York law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years.

     Bruce A. Kaufman became a director of the Company on September 24, 1998. He served as the Company's Treasurer and Secretary from May 2, 1995 to September 24, 1998. He became Vice President, Corporate Finance at Loeb Partners Corporation in July 1999. Previously, Mr. Kaufman ran his own independent financial consulting practice from January 1998 until July 1999. He was a co-founder and President of Rockwater International Group, Ltd., a manufacturer and distributor of marine construction products from 1993 to 1997. From 1990 to 1993, Mr. Kaufman was an investment banker with Lehman Brothers, Inc.

     At its meeting on September 24, 1998, the Company's Board of Directors authorized the formation of an audit committee, consisting of Messrs. Barry J. Gordon, Bruce A. Kaufman and R. Scot Perlin, and a compensation committee consisting of Messrs. Joel I. Barad, Barry J. Gordon, Bruce A. Kaufman and Allen
L. Weingarten.

     The Company is subject to the listing standards of the National Association of Securities Dealers. In connection with such standards, the Company's Board of Directors adopted a Charter of the Audit Committee at its meeting on June 13, 2000. Under this Charter, it appointed Messrs. Joel I. Barad, Barry J. Gordon, Bruce A. Kaufman and Allen L. Weingarten (all of whom are independent directors under the National Association of Securities Dealers listing standards) as members of the Audit Committee. The Charter of the Audit Committee is attached hereto as Appendix A.

     The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of independent accountants, the scope of the annual audits, fees to be paid to and the performance of the independent accountants and the Company's accounting practices. Going forward, the Company will be in full compliance with the Exchange Act Rules relating to Audit Committee disclosure.

     The Compensation Committee of the Board of Directors is responsible for setting the compensation of the officers of the Company and making recommendations for the officers' compensation to the full Board of Directors. The Compensation Committee approved and recommended the employment agreements of Messrs. Paul A. Perlin and David Greenberg. See "Executive Compensation."

     During the fiscal year ended March 31, 2000, there were six meetings of the Company's Board of Directors. All of the directors attended 100% of the meetings, except Messrs. Barad and Gordon who attended 83% of such meetings.

     The Company has no independent investment advisor, principal underwriter or sole Administrator. The Company's loan and other investment decisions are made by its officers, subject to the Company's investment policies and objectives and oversight by its Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended March 31, 2000, no officers, directors or persons who beneficially own more than 10% of the Common Stock are not in compliance with Section 16(a).

EXECUTIVE COMPENSATION

     The aggregate compensation payable to management of the Company is limited by the SBA Regulations. The following table sets forth information with regard to all compensation awarded to, earned by or paid to, all directors of the Company, and for each of the three (3) highest paid executive officers that have aggregate compensation for the most recently completed fiscal year in excess of $60,000.00:



NAME OF PERSON,          AGGREGATE      PENSION OR      ESTIMATED       TOTAL          AWARDS         LONG TERM        PAYOUTS
  POSITION              COMPENSATION    RETIREMENT        ANNUAL     COMPENSATION     RESTRICTED     COMPENSATION        LTIP
                        FROM COMPANY     BENEFITS        BENEFITS    FROM COMPANY    STOCK AWARDS       AWARDS         PAYOUTS
                                        ACCRUED AS        UPON         PAID TO                        SECURITIES
                                         PART OF        RETIREMENT     DIRECTORS                      UNDERLYING
                                         COMPANY                                                       OPTIONS
                                         EXPENSES
---------------         ------------   -----------      ----------   ------------    ------------    --------------   ----------
Paul A. Perlin,         $241,745       -0-              -0-           $241,745       -0-             414,286 Shares    -0-
Chairman of the
Board, Chief
Executive Officer,
Director*

David Greenberg,        $210,065       -0-              -0-           $210,065       -0-             259,910 Shares    -0-
Managing Director,
Director*

R. Scot Perlin, Chief   $157,444       -0-              -0-           $157,444       -0-              55,910 Shares    -0-
Financial Officer,
Secretary, Director*

Joel I. Barad,          -0-            -0-              -0-           -0-            -0-              21,000 Shares    -0-
Director*

Barry J. Gordon,        -0-            -0-              -0-           -0-            -0-              21,000 Shares    -0-
Director*

Bruce A. Kaufman,       -0-            -0-              -0-           -0-            -0-               6,000 Shares    -0-
Director*

Allen L. Weingarten,    -0-            -0-              -0-           -0-            -0-              21,000 Shares    -0-
Director*


-------------

* None of the above persons received bonuses or compensation other than as shown in the above table [including any pension or retirement benefits to be paid at a future date.] Additionally, there were no individual grants of stock options made during the last fiscal year.

     Effective November 1, 1998, the Company entered into an employment agreement with Paul A. Perlin for a term of two years ending October 31, 2000, under which he is to continue to serve as the Chief Executive Officer of the Company. Mr. Perlin receives a salary at the rate of $243,000 per annum. The employment agreement contains provisions, in general, prohibiting Mr. Perlin from owning more than a 5% equity interest in any companies, or engaging in any other business activities, which are competitive with the business of the Company. The agreement provides for the use of an automobile for Mr. Perlin, for the reimbursement of certain business expenses, and payment of annual premiums on a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Perlin. Under his previous employment agreement, Mr. Perlin had been granted, pursuant to the Company's stock option plan, options to purchase up to 214,286 shares of the Common Stock at an exercise price of $1.16 per share until May 2, 2002.

     Effective November 1, 1998 the Company entered into an employment agreement with David Greenberg for a term of two years ending October 31, 2000, under which he is to act as Managing Director of the Company. Mr. Greenberg receives a salary at the rate of $207,900 per annum. The employment agreement contains provisions, in general, prohibiting Mr. Greenberg from owning more than a 5% equity interest in any companies, or engaging in any other business activities, that are competitive with the business of the Company. The agreement provides for the use of an automobile for Mr. Greenberg, for the reimbursement of certain business expenses, and a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Greenberg. Under his previous agreement, Mr. Greenberg had been granted, pursuant to the Company's stock option plan, options to purchase up to 150,000 shares of the Common Stock at an exercise price of $1.16 per share until May 2, 2002.

     In addition to the compensation provided in the agreements described above, the Board of Directors, in its discretion, may grant bonuses to the Company's officers subject to guidelines in the SBA Regulations and SBA approval. The directors of the Company do not currently receive compensation other than the stock options listed in the table below and reimbursement of certain expenses relating to their directorships.

STOCK OPTIONS

     At the date of this Proxy Statement, the following options had been granted by the Company's Board of Directors under the Company's stock option plan:



NAME OR DESCRIPTION OF             RELATIONSHIP TO          NUMBER OF    EXERCISE         EXPIRATION        POTENTIAL
OPTIONEE                               COMPANY                SHARES     PRICE (1)        OF OPTION         VALUE (2)
----------------------             ---------------          ---------    ---------      --------------      ---------
Paul A. Perlin              Chairman of the Board, Chief      214,286    $   1.16         May 2, 2002       $ 101,194
                            Executive Officer & Director      200,000    $   1.11        Feb. 24, 2003      $  61,334

David Greenberg             Managing Director & Director      150,000    $   1.16         May 2, 2002       $  70,835
                                                              109,910    $   1.11        Feb. 24, 2003      $  33,706

R. Scot Perlin              Chief Financial Officer,            2,000    $   1.16       May 2, 2003 (3)     $     641
                            Secretary & Director                4,000    $1.53125         Feb. 5, 2002      $   1,692
                                                               49,910    $   1.11        Feb. 24, 2003      $  15,306

Joel I. Barad               Director                            2,000    $   5.00      Oct. 24, 2003 (4)    $   2,763
                                                                4,000    $1.53125         Feb. 5, 2002      $   1,692
                                                               15,000    $   1.11        Feb. 24, 2003      $   4,600

Barry J. Gordon             Director                            2,000    $   5.00      Oct. 24, 2003 (4)    $   2,763
                                                                4,000    $1.53125         Feb. 5, 2002      $   1,692
                                                               15,000    $   1.11        Feb. 24, 2003      $   4,600

Allen L. Weingarten         Director                            2,000    $   5.00      Oct. 24, 2003 (4)    $   2,763
                                                                4,000    $1.53125         Feb. 5, 2002      $   1,692
                                                               15,000    $   1.11        Feb. 24, 2003      $   4,600

Bruce A. Kaufman            Director                            4,000    $   1.50        Apr. 24, 2002      $   1,658
                                                                2,000    $   1.11        Feb. 23, 2003      $     613


----------

(1) The exercise prices were based upon the fair market value of the shares underlying the options on the date of the grants.

(2) The potential value is equal to the appreciated market value of the underlying shares, assuming for this purpose that the market value of the Common Stock will appreciate in value from the grant date to the date of expiration of the option at an annualized (compounded) rate of 5%, less the aggregate exercise price the underlying shares.

(3)  Expiration date of the option extended from May 2, 2000.

(4)  Expiration date of the option extended from October 24, 2000.

     The number of stock options that may be granted by the Company under its stock option plan is restricted under the 1940 Act to 25% of the outstanding number of shares of the Common Stock less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock. No such other warrant, option or right is outstanding at the date of this Proxy Statement. Under the 1940 Act, the options granted to non-officer directors require the approval of the Commission, which as of the date of this Proxy Statement has been applied for and is pending.

           THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                               NOMINATED DIRECTORS

PROPOSAL NO. 2  - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company, including a majority of the disinterested directors, has appointed the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for the fiscal year ending March 31, 2001, subject to ratification of this appointment by the affirmative vote of the holders of the majority of shares present in person or by proxy at the Annual Meeting.

     One or more representatives of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, and such representative will be given an opportunity to make a statement, if he or she wishes, and will be available to answer appropriate questions from the shareholders present at the Annual Meeting.

      THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF
             PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT
              ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2001


PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has authorized, subject to shareholder approval, an Amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 10,000,000 to 30,000,000 shares (the "Amendment").

     As of July __, 2000, of the 10,000,000 shares of Common Stock authorized, 5,346,084 shares were issued and outstanding.

     The additional shares that would be available for issuance if the Amendment is adopted may be used, without further shareholder approval, for various purposes, including, without limitation, raising capital, to effect stock splits, providing equity incentives to employees, consultants, officers or directors, establishing strategic relationships, investments and joint ventures with other companies, and expanding the Company's business through the acquisition of other businesses or products. The Company does not, at this time, have any contract, plan, arrangement or other understanding with respect to any issuance of the additional shares that would become authorized for future issuance if the Amendment is adopted, but the Amendment would give the Company's Board of Directors the broad latitude and flexibility to authorize at any future time and, from time to time, the issuance of additional shares for these purposes without the need for subsequent shareholder approval, except in certain circumstances in compliance with applicable Nasdaq National Market listing requirements.

     The additional shares of Common Stock that would be authorized for issuance if the Amendment is adopted would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the Amendment and future issuance of additional shares of Common Stock would not affect the rights of the holders of the currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of earnings per share and dilution of the percentage voting power of the current holders of Common Stock.

     The Company does not contemplate seeking shareholder approval for any future issuances of capital stock unless required to do so by applicable law, a regulatory authority or a third party, including, without limitation, compliance with the listing requirements of the Nasdaq National Market. Under the Company's Certificate of Incorporation, no shareholder is entitled to preemptive rights with respect to any future issuances of capital stock. The Board of Directors believes the proposed increase in the authorized shares of Common Stock will make a sufficient number of shares available should the Company decide to use its shares of capital stock for one or more of such previously mentioned purposes or otherwise.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to adopt the Amendment.

                  THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
                  OF THE COMPANY'S CERTIFICATE OF INCORPORATION



                              CERTAIN TRANSACTIONS

     Reference is made to "ELECTION OF DIRECTORS - Executive Compensation" for information about employment agreements between the Company and Messrs. Paul A. Perlin and David Greenberg and to "ELECTION OF DIRECTORS - Stock Options" for information about stock options granted to management personnel and directors.


                              SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company no later than May 1, 2001 to be considered for inclusion in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner of Common Stock of the Company entitled to vote on his or her proposal at the 2001 Annual Meeting and must continue to own such stock entitling him or her to vote through that date on which the meeting is held.

                                  ANNUAL REPORT

     The Annual Report to Shareholders on Form 10-K concerning the Company's operations during the fiscal year ended March 31, 2000, including certified financial statements as of and for the year then ended, is being furnished to shareholders, together with this Proxy Statement. The Annual Report is incorporated in this Proxy Statement and should be considered part of the soliciting material.


                                  OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.


                                              By Order of the Board of Directors



July __, 2000                                 R. SCOT PERLIN, SECRETARY

                                   APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF WINFIELD CAPITAL CORP.



ARTICLE I - PURPOSE:

     This Charter governs the operation of the Audit Committee of the Board of Directors of Winfield Capital Corp. (the "Company'). The purpose of the Audit Committee is to make such examinations as are necessary to monitor the Company's systems of internal control, corporate financial reporting and its internal and external audits, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors' attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

ARTICLE II - MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three (3) members of the Board of Directors, each of whom:

     1. Will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

     2. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities; and

     3. Will (i) be an independent director; or (ii) if the Board of Directors determines it to be in the best interests of the Company and its stockholders to have one (1) non-independent director, and the Board of Directors discloses the reasons for the determination in the Company's next annual proxy statement, then the Company may appoint one (1) non-independent director to the Audit Committee if the director is not a current employee or officer, or an immediate family member of a current employee or officer.

ARTICLE III - RESPONSIBILITIES:

     The Audit Committee shall:

     1. Review on a continuing basis the adequacy of the Company's system of internal and financial control;

     2. Review on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

     3. Review the independent auditors' proposed audit scope, approach, and independence;

     4. Conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

     5. Review the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee;

     6. Recommend the appointment of independent auditors to the Board of Directors;

     7.   Review fee arrangements with the independent auditors;

     8. Review before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

     9. Review before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     10. Oversee compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

     11. Review management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

     12. Review, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     13. Provide oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

     14. If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

     15.  Review related party transactions for potential conflicts of interest;

     16. Provide a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

     17. Perform other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

ARTICLE IV - MEETINGS:

     The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule that it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

ARTICLE V - MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

     With respect to the foregoing responsibilities and processes, the Audit Committee recognizes that the Company's financial management and the independent auditors have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Audit Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.



Dated: June  , 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, revoking all prior proxies, hereby acknowledges receipt of the Proxy Statement dated July __, 2000 (the "Proxy Statement") and appoints Paul A. Perlin and David Greenberg and each of them, with full power of substitution, as the undersigned's proxies (the "Proxies") to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Time on September __, 2000, at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, and at any adjournment thereof (the "Meeting").

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS REFERRED TO HEREIN, FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS AND FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

(1)  FOR ALL NOMINEES listed below (Except as marked to the contrary below) [ ]

     WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

     Joel I. Barad, Barry J. Gordon, David Greenberg, Bruce A. Kaufman,

     Paul A. Perlin, R. Scot Perlin, Allen L. Weingarten

     Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.


--------------------------------------------------------------------------------

                                                     (continued on reverse side)

(2) APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS AS SET FORTH IN THE ACCOMPANYING PROXY STAEMENT.

        FOR  [  ]      AGAINST  [  ]      ABSTAIN  [  ]

(3)  AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

        FOR  [  ]      AGAINST  [  ]      ABSTAIN  [  ]

(4) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS SET HIS OR HER HAND THIS ____DAY OF ______________, 2000.




                                                       -------------------------
                                                       SHAREHOLDERS' SIGNATURE


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